(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2002


Merrill Lynch
Global Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH GLOBAL GROWTH FUND, INC.


Portfolio
Information as of
August 31, 2002


                                     Country of        Percent of
Ten Largest Equity Holdings          Origin            Net Assets

Pfizer Inc.                          United States         5.6%
Porsche AG (Preferred)               Germany               2.5
American International Group, Inc.   United States         2.5
Microsoft Corporation                United States         2.3
BP Amoco PLC                         United Kingdom        2.3
Citigroup Inc.                       United States         2.2
Fannie Mae                           United States         2.2
Unilever PLC                         United Kingdom        2.1
The Procter & Gamble Company         United States         2.1
The Coca-Cola Company                United States         2.1


                                                       Percent of
Five Largest Industries                                Net Assets

Media                                                     11.7%
Pharmaceuticals                                           10.5
Banks                                                      7.6
Insurance                                                  6.9
Diversified Financials                                     6.8



Merrill Lynch Global Growth Fund, Inc., August 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended August 31, 2002, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -26.16%, -26.95%, -27.03% and -26.38%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) The total returns for the Fund were below the Lipper Global Funds Average return of -16.24% for the same 12-month period. The Fund's performance was also below the return of -17.20% for the Fund's unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Index (in U.S. dollars).

The Fund's underweightings of stocks in the best-performing sectors, including energy, basic materials and chemicals, consumer staples, tobacco and health care services contributed to the Fund's negative performance during the 12-month period ended August 31, 2002. The Fund was significantly exposed in several sectors where stock prices declined substantially, such as insurance, media and entertainment and information technology. During the second half of the fiscal year, we adjusted the Fund's structure. Our investment holdings in U.S. and U.K. retailers were the best-performing stocks. Selected equity investments in the ethical drug, automotive, consumer electronics, consumer staples and banking industries provided positive investment returns. However, the substantial price declines of the Fund's holdings in the media industry in the final quarter of the fiscal year was a very significant negative factor. We did not sell these holdings since we believe the real demand and price of advertising bottomed in mid-March 2002 and is continuing on a recovery cycle. These stock holdings have already begun a meaningful valuation recovery since the U.S. stock market hit bottom on July 23, 2002.

During the second half of the fiscal year ended August 31, 2002, we reduced substantially the Fund's overall weighting in retailers by liquidating the retailer share holdings in the United Kingdom and carving back significantly the number and size of the holdings in the United States. We began to reduce our exposure in early April 2002 since we believed that stock valuations looked relatively high and that the momentum of the growth rate of consumer spending was going to decline. Our assumptions proved to be accurate. Also, we decreased the investment weighting in the information technology sector. We built up this sector in late January 2002 expecting that the real growth rate of capital spending on computer technology and related electronics that appeared in the U.S. government data on durable goods orders, production, shipments and capital spending would translate fairly soon into nominal growth of revenues and earnings for the major computer and related software companies. However, price competition has been so severe compared to real growth of demand for computers and related software that revenues and earnings have not increased. Thus far, the capital spending recovery in this sector was a deflationary experience for major companies. We moved the investment weightings in these sectors into the stocks of companies in the consumer staples, health care, financial services and energy sectors. We doubled the investment weighting in The Coca-Cola Company, Unilever PLC and L'Oreal SA. We added The Procter & Gamble Company, BP Amoco PLC, Royal Dutch Petroleum Company, Exxon Mobil Corporation, HSBC Holdings PLC, Washington Mutual, Inc., MBNA Corporation, American Express Company, HCA Inc., Health Management Associates, Inc., Tenet Healthcare Corporation, Novartis AG, General Dynamics Corporation, United Parcel Service, Inc. and 3M Co. to the Fund during the second-half of the fiscal year. We added the defense company, General Dynamics, and integrated international energy companies to the Fund as a result of our concerns about further military action and the possible unintended consequences of much higher energy prices and a significant boost in U.S. government defense spending.

By July 2002, the U.S. economy and equity markets appeared to offer the best opportunity for profitable investment during the remainder of the 2002 calendar year. We eliminated or reduced substantial equity investments in consumer electronics and durable goods manufacturers in Europe and Japan late in the final quarter of the fiscal year. From our perspective, the European economies were declining in terms of the growth rate of consumer sales and business investment with the parade being led by the German economy. The most recent political prescription by the leadership of the German government was to increase household income taxes. When the Japanese government in April 1997 implemented this policy, it led the Asia-Pacific region into a recession. In Asia, the Japanese government recommended a material reduction in commercial bank deposit guarantees as a method of increasing consumer confidence and spending in an environment where real wages were declining. However, this did not appear to be a formula for positive real economic growth, nor was it likely to be a formula for an industrial cyclical bias to investment strategy. Therefore, we considerably reduced the Fund's exposure to the Japanese equity market as well as to consumer durable goods companies in Western Europe. We believe the possibility exists that the euro monetary policy that appeared to be too tight and the lack of fiscal policy stimulus in the major economies may cause an outright recession. The U.S. dollar may regain all of the losses in value relative to the euro, as well as the Japanese yen, by year-end 2002.

Consequently, we concentrated on U.S. equity markets, with a more balanced exposure to different industries than usual. We focus our investment research and process on identifying and investing in what we believe are the best very large market capitalization companies in each relevant industry sector. In our opinion, the selection of equity investments in each industry in a diversified portfolio is likely to be more important than the selection of an industry or market capitalization sector during the upcoming fiscal year. We anticipated almost a year ago that the strength of real economic recovery in U.S. consumer spending was going to carry the economic recovery in Western Europe and Japan-Asia. This assumption appeared accurate until late in the June quarter of 2002. Also, recent actions on monetary and fiscal policies being proposed in Western Europe and Japan do not, in our opinion, appear to be positive with respect to real economic growth in these regions. Consequently, in the Japanese equity market we reduced our weighting of more than 11% to approximately 1% during July - August 2002. We eliminated investments in Honda Motor Co., Ltd., Nintendo Company Ltd., Pioneer Corporation, Sharp Corporation and Canon, Inc. Additionally, we reduced our investment weighting in Sony Corporation significantly to 1%. We also eliminated investments in Europe in consumer electronics and durable goods companies as well as some industrial companies. Therefore, we focused our equity investments in these markets on the leading global companies in financial services or consumer staple goods and services. We believe the world economy for the remainder of 2002 may be in a period of relatively modest real economic growth, with the slowest growth rates in Western Europe and Asia.


Market Outlook
In our opinion, a recovery in U.S. equity markets is likely to lead other major developed markets upward during the remainder of the year. We believe that U.S. Federal policymakers have the most pro-growth monetary and fiscal policy in the world. U.S. Treasury market interest rates were so low recently that a record level of new residential mortgage financings could add in excess of over $250 billion to consumer cash balances. Federal government spending is growing on a year-over-year basis at more than 10%. Proposed increases in U.S. defense spending during the next fiscal year could have a meaningful effect on the length of the time horizon during which the U.S. technology industry may recover nominal growth in revenues and earnings. Thus far there has been a cyclical growth recovery in real spending on computing technology. In the June 2002 quarter, U.S. government data showed more than a 12% annual rise in capital spending on computer technology goods. However, the extreme competitiveness of the business environment in this industry prevented nominal growth of revenues and earnings. The cyclical upturn in U.S. business activity during the fiscal year ended
August 31, 2002 appeared to produce increases in profits at far more small- and medium-size companies than at the largest companies. This was reflected in better stock price performance of mid-size and smaller companies. We believe that a continued upturn in the U.S. economy could eventually have a positive effect on the profits of the largest companies that are the focus of the Fund.


In Conclusion
We thank you for your investment in Merrill Lynch Global Growth
Fund, Inc., and we look forward to sharing with you our investment results and strategy in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



October 10, 2002



Merrill Lynch Global Growth Fund, Inc., August 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class A Shares*

Date                       Value

10/31/1997**             $ 9,475.00
August 1998              $10,214.00
August 1999              $13,121.00
August 2000              $18,562.00
August 2001              $11,250.00
August 2002              $ 8,307.00


ML Global Growth Fund, Inc.++
Class B Shares*

Date                       Value

10/31/1997**             $10,000.00
August 1998              $10,680.00
August 1999              $13,592.00
August 2000              $19,034.00
August 2001              $11,418.00
August 2002              $ 8,233.00


MSCI World Index++++

Date                       Value

10/31/1997**             $10,000.00
August 1998              $10,390.00
August 1999              $13,824.00
August 2000              $15,638.00
August 2001              $11,668.00
August 2002              $ 9,661.00



A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class C and Class D Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class C Shares*

Date                       Value

10/31/1997**             $10,000.00
August 1998              $10,680.00
August 1999              $13,588.00
August 2000              $19,030.00
August 2001              $11,424.00
August 2002              $ 8,336.00


ML Global Growth Fund, Inc.++
Class D Shares*

Date                       Value

10/31/1997**             $ 9,475.00
August 1998              $10,186.00
August 1999              $13,059.00
August 2000              $18,437.00
August 2001              $11,140.00
August 2002              $ 8,201.00


MSCI World Index++++

Date                       Value

10/31/1997**             $10,000.00
August 1998              $10,390.00
August 1999              $13,824.00
August 2000              $15,638.00
August 2001              $11,668.00
August 2002              $ 9,661.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Past performance is not predictive of future performance.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/02                    -24.37%        -28.34%
Inception (10/31/97) through 6/30/02      - 0.44         - 1.59

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                    -25.17%        -28.16%
Inception (10/31/97) through 6/30/02      - 1.47         - 1.82

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                    -25.15%        -25.90%
Inception (10/31/97) through 6/30/02      - 1.46         - 1.46

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 6/30/02                    -24.56%        -28.52%
Inception (10/31/97) through 6/30/02      - 0.70         - 1.84

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Growth Fund, Inc., August 31, 2002


PERFORMANCE DATA (concluded)

Recent
Performance
Results

                                                      6-Month           12-Month       Since Inception
As of August 31, 2002                               Total Return      Total Return       Total Return
ML Global Growth Fund, Inc. Class A Shares*           -20.27%            -26.16%           -12.32%
ML Global Growth Fund, Inc. Class B Shares*           -20.67             -26.95            -16.59
ML Global Growth Fund, Inc. Class C Shares*           -20.77             -27.03            -16.63
ML Global Growth Fund, Inc. Class D Shares*           -20.39             -26.38            -13.44
MSCI World Index**                                    -12.98             -17.20            - 3.39

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 10/31/97.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total return is from 10/31/97.


SCHEDULE OF INVESTMENTS                                                                                  (in U.S. dollars)

NORTH                        Shares                                                                              Percent of
AMERICA       Industries      Held                    Investments                         Cost           Value   Net Assets
Canada        Media         1,515,900   ++Rogers Communications, Inc. 'B'             $  26,656,272   $  12,632,500    1.7%

                                        Total Investments in Canada                      26,656,272      12,632,500     1.7


United        Aerospace &      46,200   General Dynamics Corporation                      3,771,592       3,633,168     0.5
States        Defense

              Air Freight &   192,300   United Parcel Service, Inc. (Class B)            11,753,311      12,289,893     1.7
              Logistics

              Banks           199,600   Washington Mutual, Inc.                           7,522,704       7,546,876     1.0

              Beverages       300,000   The Coca-Cola Company                            16,444,770      15,300,000     2.1

              Biotechnology   200,000   ++Amgen Inc.                                     11,688,864       9,004,000     1.2

              Commercial      241,600   First Data Corporation                            9,977,162       8,395,600     1.1
              Services &
              Supplies

              Computers &     177,000   International Business Machines Corporation      18,787,607      13,342,260     1.8
              Peripherals   1,409,100   ++Sun Microsystems, Inc.                         13,696,250       5,185,488     0.7
                                                                                      -------------   -------------  ------
                                                                                         32,483,857      18,527,748     2.5

              Diversified     221,500   American Express Company                          7,825,984       7,987,290     1.1
              Financials      501,800   Citigroup Inc.                                   19,289,777      16,433,950     2.2
                              209,800   Fannie Mae                                       15,746,903      15,898,644     2.2
                              461,200   MBNA Corporation                                  8,544,088       9,316,240     1.3
                                                                                      -------------   -------------  ------
                                                                                         51,406,752      49,636,124     6.8

              Energy           68,200   ++BJ Services Company                             2,052,762       2,080,782     0.3
              Equipment &
              Services

              Food & Drug     370,700   SYSCO Corporation                                10,058,733      10,513,052     1.4
              Retailing

              Health Care     188,700   HCA Inc.                                          8,706,471       8,783,985     1.2
              Providers &     375,300   ++Health Management Associates, Inc.
              Services                  (Class A)                                         7,445,693       7,224,525     1.0
                              152,200   ++Tenet Healthcare Corporation                    7,342,965       7,179,274     0.9
                               89,700   UnitedHealth Group Incorporated                   7,556,128       7,924,995     1.1
                                                                                      -------------   -------------  ------
                                                                                         31,051,257      31,112,779     4.2

              Household       175,000   The Procter & Gamble Company                     15,589,385      15,513,750     2.1
              Products

              Industrial      121,500   3M Co.                                           15,268,495      15,181,425     2.1
              Conglomerates

              Insurance       290,000   American International Group, Inc.               22,827,213      18,212,000     2.5
                               21,680   ++Travelers Property Casualty Corp.
                                        (Class A)                                           399,398         340,808     0.0
                               44,542   ++Travelers Property Casualty Corp.
                                        (Class B)                                           898,373         725,599     0.1
                                                                                      -------------   -------------  ------
                                                                                         24,124,984      19,278,407     2.6

              Media         1,000,000   ++AOL Time Warner Inc.                           26,876,324      12,650,000     1.7
                              344,800   ++Clear Channel Communications, Inc.             16,953,589      11,785,264     1.6
                              525,400   The Interpublic Group of Companies, Inc.         14,258,513       9,578,042     1.3
                              214,700   ++Viacom, Inc. (Class B)                          9,749,812       8,738,290     1.2
                              582,700   The Walt Disney Company                          14,653,856       9,136,736     1.2
                                                                                      -------------   -------------  ------
                                                                                         82,492,094      51,888,332     7.0

              Multiline       365,500   Target Corporation                               13,192,290      12,500,100     1.7
              Retail          179,300   Wal-Mart Stores, Inc.                             8,872,463       9,588,964     1.3
                                                                                      -------------   -------------  ------
                                                                                         22,064,753      22,089,064     3.0

              Oil & Gas       422,100   Exxon Mobil Corporation                          15,161,748      14,963,445     2.0

              Pharmaceuti-  1,241,000   Pfizer Inc.                                      42,853,972      41,052,280     5.6
              cals

              Semiconductor   600,000   Intel Corporation                                20,070,387      10,002,000     1.4
              Equipment &
              Products

              Software         89,000   ++Electronic Arts Inc.                            5,686,046       5,629,250     0.8
                              341,500   ++Microsoft Corporation                          21,827,352      16,760,820     2.3
                            1,128,100   ++Oracle Corporation                             15,949,170      10,784,636     1.4
                                                                                      -------------   -------------  ------
                                                                                         43,462,568      33,174,706     4.5

              Specialty       295,000   Lowe's Companies, Inc.                           11,408,742      12,207,100     1.7
              Retail

              Wireless        270,100   ++Nextel Communications, Inc. (Class A)           1,538,406       2,052,760     0.3
              Telecommuni-    276,900   ++Sprint Corp. (PCS Group)                        2,892,027       1,096,524     0.1
              cations                                                                 -------------   -------------  ------
              Services                                                                    4,430,433       3,149,284     0.4


                                        Total Investments in the United States          485,139,325     406,539,815    55.2


                                        Total Investments in North America              511,795,597     419,172,315    56.9


Merrill Lynch Global Growth Fund, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in U.S. dollars)

PACIFIC                      Shares                                                                              Percent of
BASIN         Industries      Held                    Investments                         Cost           Value   Net Assets
Japan         Household       171,700   Sony Corporation                              $   7,902,817   $   7,486,940    1.0%
              Durables

                                        Total Investments in Japan                        7,902,817       7,486,940     1.0


South Korea   Semiconductor    50,000   Samsung Electronics                              14,889,194      13,769,292     1.9
              Equipment &
              Products

                                        Total Investments in South Korea                 14,889,194      13,769,292     1.9


                                        Total Investments in the Pacific Basin           22,792,011      21,256,232     2.9

WESTERN
EUROPE

France        Banks           302,700   Credit Lyonnais                                  12,692,343      13,284,391     1.8

              Diversified     420,000   France Telecom SA                                17,207,224       5,255,767     0.7
              Telecommuni-
              cation
              Services

              Media           383,000   Societe Television Francaise 1                    9,314,828       7,808,892     1.1

              Personal         75,000   L'Oreal SA                                        3,826,555       5,409,786     0.7
              Products

              Pharmaceuti-    210,000   Aventis SA                                       11,860,408      12,398,009     1.7
              cals            175,000   Sanofi-Synthelabo SA                              9,943,868      10,494,716     1.4
                                                                                      -------------   -------------  ------
                                                                                         21,804,276      22,892,725     3.1

              Semiconductor   420,000   STMicroelectronics NV                            13,483,002       8,485,016     1.2
              Equipment &
              Products
                                        Total Investments in France                      78,328,228      63,136,577     8.6


Germany       Automobiles      40,407   Porsche AG (Preferred)                           16,963,186      18,862,521     2.5

              Diversified     983,900   Deutsche Telekom AG (Registered Shares)          17,101,807      10,951,737     1.5
              Telecommuni-
              cation
              Services

              Insurance        59,000   Allianz AG (Registered Shares)                   16,778,699       7,521,969     1.0

              Software        148,500   SAP AG (Systeme, Anwendungen, Produkte
                                        in der Datenverarbeitung)                        19,189,757      11,548,772     1.6

                                        Total Investments in Germany                     70,033,449      48,884,999     6.6


Italy         Banks         2,725,000   Unicredito Italiano SpA                          12,586,007      10,315,494     1.4

              Insurance       493,930   Assicurazioni Generali                           12,303,782       9,387,617     1.3

              Media         8,700,000   ++Seat Pagine Gialle SpA                          7,046,183       5,426,409     0.7

              Wireless      2,600,000   Telecom Italia Mobile (TIM) SpA                  14,520,636      12,086,147     1.6
              Telecommuni-
              cations
              Services

                                        Total Investments in Italy                       46,456,608      37,215,667     5.0


Netherlands   Insurance       330,000   Aegon NV                                          7,618,191       4,725,013     0.6

              Oil & Gas       175,900   Royal Dutch Petroleum Company                     7,604,769       7,935,236     1.1

                                        Total Investments in the Netherlands             15,222,960      12,660,249     1.7


Spain         Diversified   1,210,000   ++Telefonica SA                                  15,906,100      11,095,149     1.5
              Telecommuni-
              cation
              Services

              Media         2,600,000   Telefonica Publicidad e Informacion, SA          15,437,408       8,847,875     1.2

                                        Total Investments in Spain                       31,343,508      19,943,024     2.7


Switzerland   Insurance       141,000   Swiss Re (Registered Shares)                     15,016,237       9,959,352     1.4

              Pharmaceuti-    162,700   Novartis AG (Registered Shares)                   6,222,818       6,602,539     0.9
              cals

                                        Total Investments in Switzerland                 21,239,055      16,561,891     2.3


United        Banks         1,330,300   HSBC Holdings PLC                                15,124,792      15,135,421     2.0
Kingdom                       430,900   Royal Bank of Scotland Group PLC                 12,139,772      10,285,009     1.4
                                                                                      -------------   -------------  ------
                                                                                         27,264,564      25,420,430     3.4

              Food          1,708,600   Unilever PLC                                     14,375,758      15,567,466     2.1
              Products

              Oil & Gas     2,131,700   BP Amoco PLC                                     15,602,958      16,504,121     2.3

              Pharmaceuti-    232,900   AstraZeneca Group PLC                             9,742,207       6,564,174     0.9
              cals

                                        Total Investments in the United Kingdom          66,985,487      64,056,191     8.7


                                        Total Investments in Western Europe             329,609,295     262,458,598    35.6



SHORT-TERM                    Face
SECURITIES                   Amount                      Issue
              Commercial  $36,320,000   General Motors Acceptance Corp., 1.98% due
              Paper*                    9/03/2002                                        36,314,007      36,314,007     4.9
                            3,000,000   General Motors Capital Corp., 1.89% due
                                        9/03/2002                                         2,999,528       2,999,528     0.4

                                        Total Investments in Short-Term Securities       39,313,535      39,313,535     5.3

              Total Investments                                                       $ 903,510,438     742,200,680   100.7
                                                                                      =============
              Liabilities in Excess of Other Assets                                                     (4,855,557)   (0.7)
                                                                                                      -------------  ------
              Net Assets                                                                              $ 737,345,123  100.0%
                                                                                                      =============  ======

++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2002


STATEMENT OF ASSETS AND LIABILITIES

                As of August 31, 2002
Assets:         Investments, at value (including securities loaned of $178,155,333)
                (identified cost--$903,510,438)                                                              $  742,200,680
                Foreign cash (Cost--$329,650)                                                                       329,599
                Investments held as collateral for loaned securities, at value                                  185,171,767
                Receivables:
                   Dividends                                                             $    2,820,916
                   Securities sold                                                              291,318
                   Capital shares sold                                                          113,889
                   Loaned securities                                                             15,424           3,241,547
                                                                                         --------------
                Prepaid registration fees and other assets                                                          114,975
                                                                                                             --------------
                Total assets                                                                                    931,058,568
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                       185,171,767
                Payables:
                   Securities purchased                                                       4,693,653
                   Capital shares redeemed                                                    2,357,673
                   Distributor                                                                  490,443
                   Investment adviser                                                           434,134           7,975,903
                                                                                         --------------
                Accrued expenses                                                                                    565,775
                                                                                                             --------------
                Total liabilities                                                                               193,713,445
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  737,345,123
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $      793,233
                Class B Shares of Common Stock, $.10 par value, 300,000,000
                shares authorized                                                                                 6,679,034
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,391,746
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,873,684
                Paid-in capital in excess of par                                                              1,399,031,378
                Accumulated investment loss--net                                         $  (3,133,043)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                (508,120,878)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                         (161,170,031)
                                                                                         --------------
                Total accumulated losses--net                                                                 (672,423,952)
                                                                                                             --------------
                Net assets                                                                                   $  737,345,123
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $55,524,739 and 7,932,326
Value:                   shares outstanding                                                                  $         7.00
                                                                                                             ==============
                Class B--Based on net assets of $456,393,640 and 66,790,339
                         shares outstanding                                                                  $         6.83
                                                                                                             ==============
                Class C--Based on net assets of $95,116,794 and 13,917,461
                         shares outstanding                                                                  $         6.83
                                                                                                             ==============
                Class D--Based on net assets of $130,309,950 and 18,736,844
                         shares outstanding                                                                  $         6.95
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                For the Year Ended August 31, 2002
Investment      Dividends (net of $1,114,702 foreign withholding tax)                                        $   11,429,006
Income:         Interest                                                                                          1,182,486
                Securities lending--net                                                                             805,256
                                                                                                             --------------
                Total income                                                                                     13,416,748
                                                                                                             --------------

Expenses:       Investment advisory fees                                                 $    9,047,902
                Account maintenance and distribution fees--Class B                            7,556,025
                Transfer agent fees--Class B                                                  1,854,721
                Account maintenance and distribution fees--Class C                            1,486,377
                Account maintenance fees--Class D                                               479,137
                Accounting services                                                             430,147
                Transfer agent fees--Class D                                                    410,420
                Transfer agent fees--Class C                                                    386,843
                Custodian fees                                                                  291,936
                Transfer agent fees--Class A                                                    235,745
                Professional fees                                                               124,934
                Registration fees                                                                90,721
                Printing and shareholder reports                                                 89,579
                Directors' fees and expenses                                                     83,140
                Pricing fees                                                                     12,616
                Other                                                                            63,954
                                                                                         --------------
                Total expenses                                                                                   22,644,197
                                                                                                             --------------
                Investment loss--net                                                                            (9,227,449)
                                                                                                             --------------

Realized &      Realized loss from:
Unrealized         Investments--net                                                       (274,679,316)
Gain (Loss) on     Foreign currency transactions--net                                       (3,033,703)       (277,713,019)
Investments &                                                                            --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                        (45,631,103)
Transactions--     Foreign currency transactions--net                                           256,217        (45,374,886)
Net:                                                                                     --------------      --------------
                Total realized and unrealized loss on investments and foreign
                currency transactions--net                                                                    (323,087,905)
                                                                                                             --------------
                Net Decrease in Net Assets Resulting from Operations                                         $(332,315,354)
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
                                                                                                    August 31,
                Increase (Decrease) in Net Assets:                                           2002                 2001
Operations:     Investment loss--net                                                    $   (9,227,449)     $  (13,895,780)
                Realized loss on investments and foreign currency transactions--net       (277,713,019)       (198,103,770)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                         (45,374,886)     (1,105,077,284)
                                                                                         --------------     ---------------
                Net decrease in net assets resulting from operations                      (332,315,354)     (1,317,076,834)
                                                                                         --------------     ---------------

Distributions   Realized gain on investments--net:
to                 Class A                                                                           --         (9,602,949)
Shareholders:      Class B                                                                           --        (67,595,576)
                   Class C                                                                           --        (12,641,927)
                   Class D                                                                           --        (16,800,735)
                In excess of realized gain on investments--net:
                   Class A                                                                           --        (21,307,342)
                   Class B                                                                           --       (149,983,306)
                   Class C                                                                           --        (28,050,328)
                   Class D                                                                           --        (37,278,027)
                                                                                         --------------     ---------------
                Net decrease in net assets resulting from distributions to
                shareholders                                                                         --       (343,260,190)
                                                                                         --------------     ---------------

Capital Share   Net decrease in net assets derived from capital share transactions        (570,533,138)       (216,173,152)
Transactions:                                                                            --------------     ---------------

Net Assets:     Total decrease in net assets                                              (902,848,492)     (1,876,510,176)
                Beginning of year                                                         1,640,193,615       3,516,703,791
                                                                                         --------------     ---------------
                End of year*                                                             $  737,345,123     $ 1,640,193,615
                                                                                         ==============     ===============

                *Undistributed (accumulated) investment income (loss)--net               $  (3,133,043)     $     2,441,815
                                                                                         ==============     ===============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                               Class A
have been derived from information                                                                           For the Period
provided in the financial statements.                                                                       Oct. 31, 1997++
                                                                       For the Year Ended August 31,          to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999       1998
Per Share       Net asset value, beginning of period         $     9.48   $    18.01   $    13.55   $    10.78   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net               --+++++++++      .03++++    (.02)++++      .11++++          .06
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                       (2.48)       (6.65)         5.51         2.93          .72
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (2.48)       (6.62)         5.49         3.04          .78
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --        (.59)           --        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.32)       (1.03)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.91)       (1.03)        (.27)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     7.00   $     9.48   $    18.01   $    13.55   $    10.78
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (26.16%)     (39.39%)       41.47%       28.46%     7.80%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          1.06%         .93%         .87%         .90%         .98*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                      .04%         .25%       (.09%)         .88%       1.00%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $   55,525   $  155,922   $  288,517   $  171,140   $   80,525
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              105.73%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                               Class B
have been derived from information                                                                           For the Period
provided in the financial statements.                                                                       Oct. 31, 1997++
                                                                       For the Year Ended August 31,          to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999       1998
Per Share       Net asset value, beginning of period         $     9.35   $    17.75   $    13.39   $    10.68   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.08)++++    (.10)++++    (.18)++++    (.03)++++      --+++++
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                       (2.44)       (6.56)         5.44         2.92          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (2.52)       (6.66)         5.26         2.89          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --        (.54)        (.90)        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.20)           --      --+++++           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.74)        (.90)        (.18)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     6.83   $     9.35   $    17.75   $    13.39   $    10.68
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (26.95%)     (40.01%)       40.04%       27.27%     6.80%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          2.09%        1.95%        1.88%        1.91%       1.99%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                    (.99%)       (.77%)      (1.11%)       (.27%)        .05%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  456,393   $1,046,889   $2,293,020   $1,677,022   $1,261,129
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              105.73%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios                                               Class C
have been derived from information                                                                           For the Period
provided in the financial statements.                                                                       Oct. 31, 1997++
                                                                       For the Year Ended August 31,          to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999       1998
Per Share       Net asset value, beginning of period         $     9.36   $    17.76   $    13.39   $    10.68   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.08)++++    (.10)++++    (.19)++++    (.04)++++      --+++++
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                       (2.45)       (6.56)         5.45         2.93          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (2.53)       (6.66)         5.26         2.89          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --        (.54)        (.89)        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.20)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.74)        (.89)        (.18)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     6.83   $     9.36   $    17.76   $    13.39   $    10.68
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (27.03%)     (39.97%)       40.05%       27.23%     6.80%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          2.11%        1.96%        1.89%        1.92%       1.99%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                    (.99%)       (.78%)      (1.12%)       (.30%)        .04%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $   95,117   $  197,356   $  423,800   $  302,247   $  249,208
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              105.73%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========




The following per share data and ratios                                               Class D
have been derived from information                                                                           For the Period
provided in the financial statements.                                                                       Oct. 31, 1997++
                                                                       For the Year Ended August 31,          to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999       1998
Per Share       Net asset value, beginning of period         $     9.44   $    17.95   $    13.51   $    10.75   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.02)++++  --+++++++++    (.06)++++      .07++++          .07
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                       (2.47)       (6.64)         5.50         2.94          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (2.49)       (6.64)         5.44         3.01          .75
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions from:
                   Realized gain on investments--net                 --        (.58)       (1.00)        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.29)           --        (.07)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.87)       (1.00)        (.25)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     6.95  $      9.44   $    17.95   $    13.51   $    10.75
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (26.38%)     (39.58%)       41.18%       28.21%     7.50%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          1.31%        1.18%        1.12%        1.14%       1.22%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                    (.18%)      (.001%)       (.35%)         .51%        .82%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  130,310   $  240,027   $  511,367   $  301,552   $  212,274
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              105.73%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $9,188,366 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $5,535,775 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion.



Merrill Lynch Global Growth Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                            Maintenance       Distribution
                                Fee               Fee

Class B                          .25%             .75%
Class C                          .25%             .75%
Class D                          .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                FAMD             MLPF&S

Class A                        $   45           $ 1,396
Class D                        $2,733           $39,567


For the year ended August 31, 2002, MLPF&S received contingent deferred sales charges of $930,242 and $12,300 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2002, the Fund lent securities with a value of $31,847,975 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of August 31, 2002, cash collateral of $75,920,426 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $109,251,341 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended August 31, 2002, QA Advisors received $232,882 in securities lending agent fees.

In addition, MLPF&S received $786,939 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2002, the Fund reimbursed MLIM $45,178 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $1,214,456,441 and $1,763,232,233, respectively.

Net realized losses for the year ended August 31, 2002 and net unrealized gains (losses) as of August 31, 2002 were as follows:


                                      Realized         Unrealized
                                       Losses        Gains (Losses)

Long-term investments            $ (274,679,316)    $ (161,309,758)
Foreign currency transactions        (3,033,703)            139,727
                                 ---------------    ---------------
Total                            $ (277,713,019)    $ (161,170,031)
                                 ===============   ================


As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $162,389,277, of which $12,494,373 related to appreciated securities and $174,883,650 related to depreciated securities. At August 31, 2002, the aggregate cost of investments for Federal income tax purposes was $904,589,957.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $570,533,138 and $216,173,152 for the years ended August 31, 2002 and August 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                            1,497,562    $    13,033,319
Shares redeemed                     (10,007,288)       (83,170,795)
                                 ---------------    ---------------
Net decrease                         (8,509,726)    $  (70,137,476)
                                 ===============    ===============



Class A Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                            3,593,947    $    45,522,979
Shares issued to shareholders in
reinvestment of distributions          1,466,443         18,491,842
                                 ---------------    ---------------
Total issued                           5,060,390         64,014,821
Shares redeemed                      (4,634,129)       (55,009,450)
                                 ---------------    ---------------
Net increase                             426,261    $     9,005,371
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                            2,161,507    $    18,590,028
Automatic conversion of shares       (4,194,473)       (36,215,355)
Shares redeemed                     (43,110,945)      (365,570,987)
                                 ---------------    ---------------
Net decrease                        (45,143,911)    $ (383,196,314)
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                            6,709,307    $    89,324,475
Shares issued to shareholders in
reinvestment of distributions         14,558,697        182,274,878
                                 ---------------    ---------------
Total issued                          21,268,004        271,599,353
Automatic conversion of shares       (3,242,822)       (37,637,562)
Shares redeemed                     (35,254,162)      (410,682,236)
                                 ---------------    ---------------
Net decrease                        (17,228,980)    $ (176,720,445)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                              728,112    $     6,328,168
Shares redeemed                      (7,905,731)       (67,050,802)
                                 ---------------    ---------------
Net decrease                         (7,177,619)    $  (60,722,634)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                            1,818,727    $    23,731,558
Shares issued to shareholders in
reinvestment of distributions          2,766,633         34,665,905
                                 ---------------    ---------------
Total issued                           4,585,360         58,397,463
Shares redeemed                      (7,347,657)       (85,000,297)
                                 ---------------    ---------------
Net decrease                         (2,762,297)    $  (26,602,834)
                                 ===============    ===============



Class D Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                            2,035,700    $    18,183,018
Automatic conversion of shares         4,139,062         36,215,355
                                 ---------------    ---------------
Total issued                           6,174,762         54,398,373
Shares redeemed                     (12,851,926)      (110,875,087)
                                 ---------------    ---------------
Net decrease                         (6,677,164)    $  (56,476,714)
                                 ===============    ===============



Class D Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                            5,939,010    $    73,626,137
Automatic conversion of shares         3,215,687         37,637,562
Shares issued to shareholders in
reinvestment of distributions          3,824,916         48,117,445
                                 ---------------    ---------------
Total issued                          12,979,613        159,381,144
Shares redeemed                     (16,057,138)      (181,236,388)
                                 ---------------    ---------------
Net decrease                         (3,077,525)    $  (21,855,244)
                                 ===============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2002.



Merrill Lynch Global Growth Fund, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Commitments:
At August 31, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $42,000.


7. Reorganization Plan:
On April 11, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire all of the assets and assume all of the liabilities of Mercury Global Holdings Fund, Inc. in exchange for newly-issued shares of the Fund. An N-14 has not to date been filed with the Securities and Exchange Commission.


8. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:


                                       8/31/2002       8/31/2001

Distributions paid from:
   Ordinary income                 $          --    $   210,448,504
   Net long-term capital gains                --        132,811,686
                                   -------------    ---------------
Total taxable distributions        $          --    $   343,260,190
                                   =============    ===============


As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (242,107,678)*
Unrealized losses--net                              (430,316,274)**
                                                    ---------------
Total accumulated losses--net                       $ (672,423,952)
                                                    ===============


*On August 31, 2002, the Fund had a net capital loss carryforward of $242,107,678, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain currency contracts and the deferral of post-October captial and currency losses for tax purposes.



REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Merrill Lynch Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
October 3, 2002



Merrill Lynch Global Growth Fund, Inc., August 31, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                        Position(s)   Length                                                 Fund Complex     ships
                            Held     of Time                                                 Overseen by     Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Director      Director
Interested Director

Terry K. Glenn*          President   1999 to    Chairman, Americas Region since 2001,       118 Funds       None
P.O. Box 9011            and         present    and Executive Vice President since        169 Portfolios
Princeton,               Director    and        1983 of Fund Asset Management, L.P.
NJ 08543-9011                        1997 to    ("FAM") and Merrill Lynch Investment
Age: 61                              present    Managers, L.P. ("MLIM"); President
                                                of Merrill Lynch Mutual Funds since
                                                1999; President of FAM Distributors,
                                                Inc. ("FAMD") since 1986 and Director
                                                thereof since 1991; Executive Vice
                                                President and Director of Princeton
                                                Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton
                                                Administrators, L.P. since 1988;
                                                Director of Financial Data Services,
                                                Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                        Position(s)   Length                                                 Fund Complex     ships
                            Held     of Time                                                 Overseen by     Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director      Director
Independent Directors

Donald W. Burton         Director    2002 to    General Partner of The Burton                23 Funds       ITC Delta-
P.O. Box 9011                        present    Partnership,  Limited Partnership;        34 Portfolios     Com, Inc.;
Princeton,                                      Managing General Partner of The South                       ITC Holding
NJ 08543-9011                                   Atlantic Venture Funds; Member of the                       Company,
Age: 58                                         Investment Advisory Committee of the                        Inc.;
                                                Florida State Board of Administration.                      Knology,
                                                                                                            Inc.; Main-
                                                                                                            Bancorp,
                                                                                                            N.A.; Pri-
                                                                                                            Care, Inc.;
                                                                                                            Sumbion,
                                                                                                            Inc.


M. Colyer Crum           Director    1997 to    James R. Williston Professor of              23 Funds       Cambridge
P.O. Box 9011                        present    Investment Management Emeritus,           34 Portfolios     Bancorp
Princeton,                                      Harvard Business School since 1996.
NJ 08543-9011
Age: 69


Laurie Simon Hodrick     Director    1999 to    Professor of Finance and Economics,          23 Funds       None
P.O. Box 9011                        present    Graduate School of Business, Columbia     34 Portfolios
Princeton,                                      University since 1998; Associate
NJ 08543-9011                                   Professor of Finance and Economics,
Age: 39                                         Graduate School of Business, Columbia
                                                University from 1996 to 1998.


J. Thomas Touchton       Director    1997 to    Managing Partner of the Witt Touchton        23 Funds       TECO
P.O. Box 9011                        present    Company since 1972.                       34 Portfolios     Energy Inc.
Princeton,
NJ 08543-9011
Age: 63


Fred G. Weiss            Director    1998 to    Managing Director of FGW Associates          23 Funds       Watson
P.O. Box 9011                        present    since 1997; Vice President, Planning,     34 Portfolios     Pharmaceu-
Princeton,                                      Investment and Development of Warner                        ticals, Inc.
NJ 08543-9011                                   Lambert Co. from 1979 to 1997.
Age: 60


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1997 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and        since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011            Treasurer   1999 to    MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42                              present


Robert C. Doll, Jr.      Senior      1999 to    President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM
P.O. Box 9011            Vice        present    and MLIM from 2000 to 2002; Director of Princeton Services since 1999;
Princeton,               President              Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive
NJ 08543-9011                                   Vice President thereof from 1991 to 1999.
Age: 47


Lawrence R. Fuller       Senior      1997 to    First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011            Vice        present    1992 to 1997.
Princeton,               Portfolio
NJ 08543-9011
Age: 60


Susan B. Baker           Secretary   2001 to    Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                        present    the Manager from 1993 to 1999; attorney associated with the Manager since
Princeton,                                      1987.
NJ 08543-9011
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863